Exhibit 99.906 cert

BMC Fund, Inc.

Form N-CSRS

Exhibit 12(a)(2)

Section 906 Certification

I, Boyd C. Wilson, Jr., Vice President and Chief Financial Officer of BMC Fund, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 23 U.S.C. Section 1350, that:

1. The Form N-CSRS of BMC Fund, Inc. for the period ended April 30, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSRS of BMC Fund, Inc. for the period ended April 30, 2016 fairly presents, in all material respects, the financial condition and results of operations of BMC Fund, Inc.

Date: June 8, 2016

/s/ Boyd C. Wilson, Jr.
Boyd C. Wilson, Jr.
Vice President and Chief Financial Officer

BMC Fund, Inc.

Form N-CSRS

Exhibit 12(a)(2)

Section 906 Certification

I, M. Hunt Broyhill, Chairman and President of BMC Fund, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 23 U.S.C. Section 1350, that:

1. The Form N-CSRS of BMC Fund, Inc. for the period ended April 30, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSRS of BMC Fund, Inc. for the period ended April 30, 2016 fairly presents, in all material respects, the financial condition and results of operations of BMC Fund, Inc.

Date: June 8, 2016

/s/ M. Hunt Broyhill
M. Hunt Broyhill
Chairman and President